Goldman Sachs Funds


INTERNATIONAL SMALL CAP FUND      Semi-Annual Report  July 31, 1998

                                  Long-term capital growth

[GRAPHIC]                         potential through a portfolio of

                                  smaller capitalization companies

                                  located outside of the United States.


                                                                         Goldman
                                                                         Sachs

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Fund Basics
as of July 31, 1998


Assets Under Management

     $37 Million

 Number of Holdings

         105

   NASDAQ SYMBOLS

   Class A Shares

        GISAX

   Class B Shares

        GISBX

   Class C Shares

        GISCX

Institutional Shares

        GISIX

   Service Shares

        GISSX


Mutual funds, annuities, and other investment products:

 . are not FDIC insured;

 . are not deposits or obligations of, or guaranteed by, any financial institution;

 . are subject to investment risks, including possible loss of the principal amount invested.


--------------------------------------------------------------------------------
 PERFORMANCE REVIEW
--------------------------------------------------------------------------------

 Inception (May 1, 1998)-     Fund Total Return       MSCI
 July 31, 1998                (based on NAV)/1/       Small Cap EAFE/2/
--------------------------------------------------------------------------------
 Class A                      6.20%                   -4.98%
 Class B                      6.20%                   -4.98%
 Class C                      6.20%                   -4.98%
 Institutional                6.30%                   -4.98%
 Service                      6.20%                   -4.98%
--------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The MSCI EAFE Small Cap Index, incepted 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200-$800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. Total returns are calculated without dividends reinvested. In addition, investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
 SEC CUMULATIVE TOTAL RETURN/3/
--------------------------------------------------------------------------------

 For the period ended
 7/31/98                Class A   Class B   Class C   Institutional   Service
--------------------------------------------------------------------------------
 Since inception         0.38%     1.20%     5.20%       6.30%         6.20%
 (5/1/98)
--------------------------------------------------------------------------------

/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on July 31, 1998 was $11.24 and represents the NAV plus the maximum sales charge of 5.5%.


--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------
                       % of Total
Company                Net Assets   Country          Line of Business
--------------------------------------------------------------------------------
Serco Group               1.9%      United Kingdom   Business & Public Services
Jarvis PLC                1.9%      United Kingdom   Construction & Homemaking
Super Diplo SA            1.7%      Spain            Supermarkets
Tieto Corporation         1.7%      Finland          Business Services
ISS International         1.6%      Denmark          Business & Public Services
Royal Canin SA            1.6%      France           Food Products
Falck A/S                 1.4%      Denmark          Business Services
Carli Gry International   1.4%      Denmark          Manufacturing
Partco Group              1.3%      United Kingdom   Wholesale Trade
GFI Informatique          1.3%      France           Computer/Office
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


Market Overview


Dear Shareholder,

During the period under review, Europe's economic recovery continued,enabling its markets to maintain their positions as international performance leaders. Conversely, markets in Japan and Asia floundered, amid dismal economic growth prospects.


 . Review: Europe's Markets Dominate -- Far East market turbulence and a brief period of profit taking in April had little impact on the overall positive performance of European equity markets during the period under review. Consolidation and merger and acquisition activity were the primary drivers behind the market's strong showing, although converging interest rates across Europe further abetted performance.

     In Japan, stocks generally performed poorly over the period. Early on, government announcements detailing measures to prevent economic deterioration lifted low-priced stocks that were underperforming the market. In the weeks that followed, expectations for additional fiscal stimulus policy packages helped support the market intermittently. By period end, though, negative news on corporate fundamentals outweighed the market, causing its retreat.

     In February, after a prolonged period of weakness instigated by the devaluation of the Thai baht, investors renewed their interest in the Asian region. The rally was brief. In the remaining months of the period, Asia's economies became further mired in recession in the wake of continuing regional political instability and a weakening Japanese economy.

 . Outlook: Europe's Prospects Are Good; Asia, Japan Require a Long Term View --
  Prospects for European stocks are good. Corporate restructuring is generating strong earnings, and we believe there will be considerable pre- and post-monetary union merger and acquisition activity as companies seek critical mass in a single market. Additionally, European governments are presently advocating investment in mutual funds for retirement, while European equity supply is tightening as more companies participate in share buy back programs. Combined, these two factors bode well for European stocks.

     In Japan, corporate earnings for the fiscal year ended March 1998 came in lower than anticipated due to the rapid slowdown in the domestic economy and the deterioration of the Asian economies late in the year. Although the near term earnings outlook does not look promising, we expect profit levels to edge up in the second half of the year -- especially for electronics-related companies, given the expected recovery of the personal computer. We are less sanguine about domestic demand-related stocks, however, for we believe strong recovery in the domestic market is not yet in the offing.

     The increased interest shown by foreign corporates in purchasing Asian assets shows that long term investors are beginning to see value emerge in companies across the region. High debt levels, however, remain the key obstacle in solving the problems of Asian businesses. As a result, we remain cautious in Asia.

  We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.


  Sincerely,

  /s/ David B. Ford                         /s/ John P. McNulty

  David B. Ford                             John P. McNulty
  Co-Head,                                  Co-Head,
  Goldman Sachs Asset                       Goldman Sachs Asset
  Management International                  Management International


  August 31, 1998

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


Performance Overview


Dear Shareholder,

On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs International Small Cap Fund. This semi-annual report covers the brief period from May 1, 1998, when the Fund began operations, through July 31, 1998.


  Performance Review

  During the short period of time covered by this report, the Fund's Class A, B, C, Institutional and Services shares generated cumulative total returns of 6.20%, 6.20%, 6.20%, 6.30% and 6.20%, respectively. All of the Fund's share classes substantially outperformed the -4.98% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International Small Cap Europe, Australasia, Far East Index (MSCI EAFE).

  The Fund's strong performance is primarily attributable to stock selection from within each region.


  Regional Allocations

  The Fund's weighting in each of the three key regions of Europe, Japan and Asia was kept toward neutral at around 70%, 22% and 8%, respectively. Our objective was to add value more through stock selection within each region than through asset allocation. However, given that Europe is three times larger than any other region, the most significant impact on the Fund's performance has come from European stocks.


  Portfolio Highlights

 . Dis Deutscher Industrie (DIS) (Germany) -- DIS, the only quoted temporary employment company in Germany, continued to generate strong returns in the wake of the company's aggressive expansion plans. Temporary employment in Germany accounts for only 0.6% of the total workforce; this figure is likely to increase as the employment market liberalizes further to accommodate the growing number of unemployed in Germany.

 . ISS International (Denmark) -- ISS is rapidly expanding in the market for cleaning services in Europe. The company has won contracts from EuroDisney in Paris and from a number of hospitals in the UK. The acceleration in the outsourcing of cleaning services from both the public and private sector has created strong organic growth for ISS. The company has begun to supplement this growth by acquiring some of its highly fragmented competition from among the 45,000 cleaning companies that presently exist in Europe.

 . Carli Gry (Denmark) -- Danish retailer Carli Gry has one of the strongest growth records of any retailer in Europe. The company's recent acquisition of Peak Performance and its store opening program leave the stock attractively rated at its current level relative to comparable companies in the sector.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


INVESTMENT
PROCESS OVERVIEW


Company visits form the core of the investment process for the Goldman Sachs International Small Cap Fund.

      Company Visits
      --------------
     Internal Research
     -----------------
    Return Expectations

       [DOWN ARROW]


     Stock Selection

      [DOWN ARROW]

        Portfolio     [SIDE ARROW]
      Construction

    . Stock, Industry
      & Country Views
      Relative to
      Benchmark

      [DOWN ARROW]

     Portfolio Review [SIDE ARROW]
        & Analysis

    . Performance
      Measurement
      & Attribution

    . Risk Control

    . Currency
      Management


 . Jarvis PLC (United Kingdom) -- The leading rail maintenance company in the UK,
  Jarvis is well placed to benefit from a substantial investment program of (pound)17 billion, which railway owner Railtrack is committed to spending over the next 10 years.


  Portfolio Outlook

  We continue to find a large number of niche growth companies that we believe trade at significant discounts to large-cap growth stocks despite, in many cases, offering superior growth potential and superior rates of organic growth historically. At a time when forecasts for economic and corporate earnings growth is being downgraded in general, we believe the Fund will benefit from the strong underlying earnings growth and free cash generation of the stocks within its portfolio. In Japan and Asia, we will focus on buying some of the highest quality companies at historically low ratings.

  We thank you for your investment and look forward to your continued confidence.


  Goldman Sachs International Small Cap Portfolio Management Team

  London, August 31, 1998

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


           Remember the factors

           you considered when you first

           began investing: your long-term

           objectives, time horizon, risk

           tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions--avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information -- and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Performance Summary
July 31, 1998 (Unaudited)
 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5% for Class A and redemption charges of 5.0% and 1.0% for Class B and C, respectively and at NAV for the Institutional and Service Classes) on May 1, 1998 (commencement of opera-tions). For comparative purposes, the performance of the Fund's benchmarks (Morgan Stanley Capital International EAFE Small Cap Index ("MSCI Small Cap EAFE")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 INTERNATIONAL SMALL CAP FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, MAY 1, 1998 TO JULY 31, 1998

                                                                           LOGO

           MSCI Small   Class A   Class B   Class C  Institutional   Service
Date        Cap EAFE     Fund      Fund      Fund       Class         Class
----       ----------   -------   -------   -------  -------------   -------
5/1/98       10,000      9,500    10,000    10,000       10,000      10,000
May          10,033      9,830    10,400    10,400       10,400      10,400
June          9,634      9,783    10,350    10,350       10,360      10,350
July          9,502     10,038    10,120    10,520       10,630      10,620

                           SINCE INCEPTION(A)
                                OF CLASS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31,
  1998(B)
  CLASS A
  Excluding sales charges               6.20%
  Including sales charges               0.38%
 ----------------------------------------------------
  CLASS B
  Excluding redemption
  charges                               6.20%
  Including redemption
  charges                               1.20%
 ----------------------------------------------------
  CLASS C
  Excluding redemption
  charges                               6.20%
  Including redemption
  charges                               5.20%
 ----------------------------------------------------
  INSTITUTIONAL CLASS                   6.30%
 ----------------------------------------------------
  SERVICE CLASS                         6.20%
 ----------------------------------------------------

 (a) Represents cumulative total return since the Class has not been in opera-tion for a full 12 months.
 (b) All classes commenced on May 1, 1998.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                                 VALUE
 COMMON STOCKS - 81.6%
  AUSTRALIAN DOLLAR - 2.7%
  138,600   Australian Hospital Care (Health & Medical Services)   $   105,275
  30,300    Cochlear Ltd. (Drugs)                                      123,359
  150,100   Envestra (Utility)                                          88,472
  112,800   Hoyts Cinemas Group (Entertainment & Leisure)              163,132
  15,800    Macquarie Bank Ltd. (Commercial Banks)                     138,733
  47,900    Reinsurance Aust (Insurance--Other)                        121,665
  20,500    Rothmans Holdings (Food & Beverages)                       126,437
  22,800    Tab Corp Holdings, Ltd. (Entertainment & Leisure)          126,075
                                                                   -----------
                                                                       993,148
 -----------------------------------------------------------------------------
  BRITISH POUND STERLING - 14.4%
  47,000    Capita Group (Building Materials & Construction)           461,415
  64,500    LLP Group PLC* (Media)                                     263,402
  1,000,000 Belgo Group* (Food & Grocery)                              175,601
  169,000   British Regional Airlines* (Transportation--Air)           416,853
  73,275    Independent Insurance Group (Financial Services)           389,008
  43,200    Itnet* (Business Services)                                 310,143
  65,000    Jarvis PLC (Building Materials & Construction)             686,438
  59,785    Mayflower Corporation PLC (Auto/ Original Equipment
            Manufacturer)                                              197,271
  123,755   Partco Group (Wholesale Trade)                             495,277
  27,600    Select Appointments Holdings PLC (Business Services)       463,470
  30,300    Serco Group (Business Services)                            716,689
  70,000    Taylor + Francis G* (Publishing)                           279,002
  49,687    Watson & Philip PLC (Food--Retailer)                       452,488
                                                                   -----------
                                                                     5,307,057
 -----------------------------------------------------------------------------
  DANISH KRONE - 6.8%
  6,600     Carli Gry International (Manufacturing)                    515,024
  4,603     Coloplast (Medical Products and Supplies)                  414,189
  8,154     Falck A/S (Security)                                       517,210
  9,288     ISS International (Business Services)                      589,140
  8,424     Sondagsavisen A/S (Publishing)                             484,631
                                                                   -----------
                                                                     2,520,194
 -----------------------------------------------------------------------------
  DEUTSCHEMARK - 5.6%
  1,165     Bien-Haus AG (Building Materials & Construction)           392,939
  2,534     Dis Deutscher Industrie (Business Services)                229,341
  520       Marscholler Lauten (Insurance)                             327,393
  3,300     Rhoen-kl Prf (Health Care)                                 321,856
  8,141     Rinol AG (Building Materials & Construction)               327,214
  3,170     Wanderer Werke AG (Machinery)                              456,192
                                                                   -----------
                                                                     2,054,935
 -----------------------------------------------------------------------------

  SHARES  DESCRIPTION                                                  VALUE
 COMMON STOCKS - (CONTINUED)
  FINNISH MARKKA - 2.3%
  3,800   Konecranes International (Machinery)                    $   214,328
  17,340  Tieto Corp. (Business Services)                             641,320
                                                                  -----------
                                                                      855,648
 ----------------------------------------------------------------------------
  FRENCH FRANC - 7.9%
  3,219   Cider Sante SA (Business Services)                          352,900
  2,835   Cie Generale de Geophysique (Business Services)             357,850
  6,779   Europeenne de Casinos (Gaming)                              485,229
  3,234   Genset SA* (Medical/Biotechnology)                          303,586
  4,418   GFI Informatique* (Computer Services/ Software)             489,531
  1,020   Penauille Polyservices (Commercial Services)                324,868
  10,200  Royal Canin SA (Food Products)                              581,343
                                                                  -----------
                                                                    2,895,307
 ----------------------------------------------------------------------------
  HONG KONG DOLLAR - 1.8%
  77,500  Asia Satellite (Utility)                                    124,024
  426,400 HKR International Ltd.* (Real Estate)                       144,454
  606,000 Legend Holdings (Electronics)                               136,083
  168,000 Ng Fung Hong* (Consumer Goods)                              117,081
  244,000 South China Morning Post (Printing & Publishing)            126,747
                                                                  -----------
                                                                      648,389
 ----------------------------------------------------------------------------
  ITALIAN LIRA - 2.9%
  38,121  Credito Agrario Bresciano (Commercial Banks)                486,157
  11,458  Industrie Natuzzi Spa ADR* (Household Durables)             285,734
  80,000  Sol Spa* (Chemicals)                                        280,110
                                                                  -----------
                                                                    1,052,001
 ----------------------------------------------------------------------------
  JAPANESE YEN - 17.9%
  8,000   Able Inc.* (Real Estate)                                    121,698
  10,400  Aderans Company, Ltd. (Retail)                              227,963
  1,400   Bell System 24 Inc. (Business Services)                     241,917
  8,600   Citizen Electronic (Electronics)                            231,918
  56,000  Daiwa Electronics (Consumer Goods)                          232,333
  13,900  Hakuto Co. (Wholesale Trade)                                225,868
  23,000  Inaba Denkisangyo (Electronics)                             233,785
  7,100   Itoen, Ltd. (Food & Beverages)                              246,453
  13,000  Iuchi Seieido Co. Ltd. (Electronics--Instrumentation)       227,424
  11,200  Japan Chemical Corp. (Electronics--Instrumentation)         232,333
  13,000  Kawasumi Labs Inc. (Chemical Products)                      239,109
  19,000  Komeri Co. Ltd. (Consumer Products)                         216,775
  11,400  Ministop Co., Ltd. (Retail--Food Chains)                    234,905
  25,000  Mirai Industry Company, Ltd. (Electronics)                  224,727
  12,700  Misumi Corporation (Metal Products)                         212,955
  8,000   Nichi Gakkan Co. (Business Services)                        251,694
 ----------------------------------------------------------------------------

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES  DESCRIPTION                                                VALUE
 COMMON STOCKS - (CONTINUED)
  JAPANESE YEN - (CONTINUED)
  19,000  Nippon Kanzai Co. (Business Services)                 $   235,168
  22,500  Nitto Kohki Co. (Machine Tools)                           227,925
  10,800  Oiles Corporation (Metal Products)                        231,503
  4,500   Otsuka Kagu Ltd. (Retail--Furniture)                      224,035
  3,600   Riso Kagaku Corp. (Office Equipment and Supplies)         214,078
  2,300   Ryohin Keikaku Co. Ltd. (Retail--Department Stores)       219,472
  15,300  Sato Corp. (Machinery and Equipment)                      230,632
  25,000  Sumitomo Real Estate (Retail Trade)                       228,184
  5,000   Taiyo Ink Manufacturing Co. (Chemicals)                   237,173
  18,500  Trusco Nakayama (Wholesale Trade)                         220,025
  6,500   Union Tool Co. (Machinery)                                231,469
  19,500  Yonekyu Corp. (Food Products)                             256,863
  26      Yoshinoya Co. (Restaurants)                               231,918
                                                                -----------
                                                                  6,590,302
 --------------------------------------------------------------------------
  MALAYSIAN RINGGIT - 1.0%
  133,000 Berjaya Sports (Leisure)                                  132,351
  51,000  Carlsberg Brewery (Drinks/Tobacco)                        134,269
  76,000  Tanjong (Leisure)                                          91,783
                                                                -----------
                                                                    358,403
 --------------------------------------------------------------------------
  NETHERLANDS GUILDER - 3.3%
  15,236  Aalberts Industries NV (Diversified Manufacturing)        432,960
  9,725   Computer Services Solutions (Computer Services/
          Software)                                                 335,019
  10,059  Unique International NV (Human Resources)                 445,317
                                                                -----------
                                                                  1,213,296
 --------------------------------------------------------------------------
  NEW ZEALAND DOLLAR - 0.3%
  93,300  Sky Network Tele* (Media)                                 123,209
 --------------------------------------------------------------------------
  NORWEGIAN KRONE - 1.7%
  8,048   Netcom ASA* (Telecommunications)                          280,229
  11,064  Tomra Systems ASA (Manufacturing)                         360,343
                                                                -----------
                                                                    640,572
 --------------------------------------------------------------------------
  PORTUGUESE ESCUDO - 1.1%
  39,130  Seguros Imperio* (Insurance)                              415,525
 --------------------------------------------------------------------------
  SINGAPORE DOLLAR - 0.6%
  135,000 Marco Polo Dev Ltd. (Hotels & Restaurants)                100,869
  74,000  Parkway Holdings (Conglomerates)                          125,155
                                                                -----------
                                                                    226,024
 --------------------------------------------------------------------------
  SPANISH PESETA - 3.2%
  7,392   Banco Pastor (Banking)                                    450,016
  25,005  Super Diplo SA* (Food--Retailer)                          643,657
  9,000   Telepizza* (Restaurants)                                   81,889
                                                                -----------
                                                                  1,175,562
 --------------------------------------------------------------------------

  SHARES  DESCRIPTION                                                 VALUE
 COMMON STOCKS - (CONTINUED)
  SWEDISH KRONA - 3.3%
  29,545  Citymail* (Delivery Service)                           $   332,618
  3,031   Europolitans Holdings AB (Utility)                         301,960
  9,400   Iro AB (Diversified)                                       121,788
  22,958  Om Gruppen AB (Financial Services)                         453,390
                                                                 -----------
                                                                   1,209,756
 ---------------------------------------------------------------------------
  SWISS FRANC - 2.8%
  80      Bachem AG* (Chemicals)                                      98,759
  862     Belimo Automation AG--REG (Building Materials &
          Construction)                                              346,998
  225     Jelmoli Holding AG (Retail--Department Stores)             307,196
  120     Lindt & Spruengli (Food Products)                          293,861
                                                                 -----------
                                                                   1,046,814
 ---------------------------------------------------------------------------
  UNITED STATES DOLLAR - 2.0%
  4,200   Dr Solomons Group PLC* (Computer Services/ Software)       166,425
  15,000  Icon Pub Ltd.* (Financial Services)                        468,750
  2,125   Stet Hellas Telecom SA A* (Utility)                         92,039
                                                                 -----------
                                                                     727,214
 ---------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $29,421,282)                                             $30,053,356
 ---------------------------------------------------------------------------
 PREFERRED STOCKS - 0.4%
  AUSTRALIAN DOLLAR - 0.4%
  205,300 Star City Holdings* (Recreational Services)            $   129,740
 ---------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $140,021)                                                $   129,740
 ---------------------------------------------------------------------------

  PRINCIPAL  INTEREST     MATURITY
  AMOUNT       RATE         DATE           VALUE
 SHORT-TERM OBLIGATION - 11.7%
  State Street Bank & Trust Euro-
  Time Deposit,
  $4,304,728   5.69%    08/03/1998(b) $ 4,304,728
 -------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (COST $4,304,728)                   $ 4,304,728
 -------------------------------------------------
  TOTAL INVESTMENTS
  (COST $33,866,031)(A)               $34,487,824
 -------------------------------------------------
  FEDERAL INCOME TAX
  INFORMATION:
  Gross unrealized gain for
   investments in which value
   exceeds cost                       $ 1,625,559
  Gross unrealized loss for
   investments in which cost exceeds
   value                               (1,024,310)
 -------------------------------------------------
  Net unrealized gain                 $   601,249
 -------------------------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $33,886,575.
 (b) A portion of this security is being segregated as collateral for extended settlement securities.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments (continued)
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                              AS A % OF
                                                       TOTAL NET ASSETS
  COMMON AND PREFERRED STOCK INDUSTRY CLASSIFICATIONS
  Auto/Original
  Equipment Manufac-
  turer                                                             0.5%
  Banking                                                           2.9
  Building Materials
  & Construction                                                    6.0
  Business Services                                                11.8
  Chemicals                                                         2.3
  Commercial Services                                               0.9
  Computer
  Services/Software                                                 2.7
  Conglomerates                                                     0.3
  Consumer Goods                                                    1.5
  Delivery Service                                                  0.9
  Diversified                                                       0.3
  Diversified Manu-
  facturing                                                         1.2
  Drinks/Tobacco                                                    0.4
  Drugs                                                             0.3
  Electronics                                                       3.5
  Entertainment &
  Leisure                                                           0.8
  Financial Services                                                3.6
  Food-Retailer                                                     3.0
  Food & Beverages                                                  1.0
  Food & Grocery                                                    0.5
  Food Products                                                     3.0
  Gaming                                                            1.3
  Health & Medical
  Services                                                          1.2
  Hotels & Restau-
  rants                                                             0.3
  Household Durables                                                0.8
  Human Resources                                                   1.2
  Insurance                                                         2.3
  Leisure                                                           0.6
  Machine Tools                                                     0.6
  Machinery and
  Equipment                                                         3.1
  Manufacturing                                                     2.4
  Media                                                             1.0
  Medical Products
  and Supplies                                                      1.1
  Medical/Biotechnology                                             0.8
  Metal Products                                                    1.2
  Office Equipment
  and Supplies                                                      0.6
  Publishing                                                        2.4
  Real Estate                                                       0.7
  Recreational Serv-
  ices                                                              0.4
  Restaurants                                                       0.9
  Retail                                                            3.8
  Security                                                          1.4
  Telecommunications                                                0.8
  Transportation-Air                                                1.1
  Utility                                                           1.6
  Wholesale Trade                                                   2.6
 -----------------------------------------------------------------------
  TOTAL COMMON AND
  PREFERRED STOCK                                                  81.6%
 -----------------------------------------------------------------------

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $33,866,031)                                                      $34,487,824
  Cash, at value                                                          6,915
  Receivables:
  Investment securities sold                                            133,571
  Fund shares sold                                                    6,166,574
  Dividends and interest, at value                                       20,030
  Deferred organization expenses, net                                    47,479
  Other assets                                                           91,192
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                                       40,953,585
 ------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                     3,937,386
  Amounts owed to affiliates                                             43,582
  Accrued expenses and other liabilities                                143,507
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   4,124,475
 ------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                    35,965,811
  Undistributed net investment income                                    19,708
  Net realized gain on investments, futures and foreign
  currency transactions                                                 211,777
  Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                     631,814
 ------------------------------------------------------------------------------
  NET ASSETS                                                        $36,829,110
 ------------------------------------------------------------------------------

                                                                  CLASS  CLASS
                                                         CLASS A      B      C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)        2,434,371 23,343  9,186
  Net asset and Class A redemption value per share(a)     $10.62 $10.62 $10.62
 -----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)           1,000,000     150
  Net asset value, offering and redemption price per
  share                                                      $10.63  $10.62
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A Shares is $11.24. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Operations
For the Period Ended July 31, 1998(a) (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(b)                                                     $  37,934
  Interest                                                            42,282
 ----------------------------------------------------------------------------
  TOTAL INCOME                                                        80,216
 ----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                     46,263
  Distribution fees                                                    3,417
  Authorized dealer service fees                                       3,117
  Transfer agent fees                                                 32,500
  Custodian fees                                                      42,166
  Registration fees                                                   37,245
  Professional fees                                                   21,278
  Amortization of deferred organization expenses                       2,521
  Trustee fees                                                           238
  Other                                                               12,174
 ----------------------------------------------------------------------------
  TOTAL EXPENSES                                                     200,919
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs      (140,411)
 ----------------------------------------------------------------------------
  NET EXPENSES                                                        60,508
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               19,708
 ----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT, FUTURES AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain from:
  Investment transactions                                            179,540
  Futures transactions                                                20,249
  Foreign currency related transactions                               11,988
  Net change in unrealized gain on:
  Investments                                                        621,793
  Translation of assets and liabilities denominated in foreign
  currencies                                                          10,021
 ----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS                                              843,591
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 863,299
 ----------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.
 (b) Taxes withheld on dividends $5,572.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Changes in Net Assets
For the Period Ended July 31, 1998(a) (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  FROM OPERATIONS:
  Net investment income                                            $    19,708
  Net realized gain on investments, futures and foreign currency
  related transactions                                                 211,777
  Net change in unrealized gain on investments and translation of
  assets and liabilities denominated in foreign currencies             631,814
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 863,299
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                 35,974,032
  Cost of shares repurchased                                            (8,221)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS      35,965,811
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    36,829,110
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                                       --
 ------------------------------------------------------------------------------
  End of period                                                    $36,829,110
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                  $    19,708
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            INCOME FROM
                                     INVESTMENT OPERATIONS(E)                  DISTRIBUTIONS TO SHAREHOLDERS
                                  ------------------------------- --------------------------------------------------------
                                                 NET REALIZED                               FROM NET
                                                AND UNREALIZED                           REALIZED GAIN     IN EXCESS OF
                                                   GAIN  ON                              ON INVESTMENT,  NET REALIZED GAIN
                        NET ASSET    NET         INVESTMENTS,                IN EXCESS      FUTURES        ON INVESTMENT
                         VALUE,   INVESTMENT     FUTURES AND       FROM NET    OF NET     AND FOREIGN       AND FOREIGN
                        BEGINNING   INCOME     FOREIGN CURRENCY   INVESTMENT INVESTMENT CURRENCY RELATED CURRENCY RELATED
                        OF PERIOD   (LOSS)   RELATED TRANSACTIONS   INCOME     INCOME     TRANSACTIONS     TRANSACTIONS
 FOR THE PERIOD ENDED JULY 31 (UNAUDITED),(B)
  1998 - Class A
  Shares                 $10.00     $   --          $0.62            $ --       $ --          $ --             $ --
  1998 - Class B
  Shares                  10.00      (0.01)          0.63              --         --            --               --
  1998 - Class C
  Shares                  10.00      (0.01)          0.63              --         --            --               --
  1998 - Institutional
  Shares                  10.00       0.03           0.60              --         --            --               --
  1998 - Service
  Shares                  10.00       0.01           0.61              --         --            --               --
 -------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) All classes commenced on May 1, 1998.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


                                                                             RATIO OF
                                                 NET ASSETS   RATIO OF    NET INVESTMENT
NET INCREASE  NET ASSET              PORTFOLIO   AT END OF  NET EXPENSES INCOME (LOSS) TO
IN NET ASSET  VALUE, END   TOTAL     TURNOVER      PERIOD    TO AVERAGE    AVERAGE NET
   VALUE      OF PERIOD  RETURN(A)     RATE      (IN 000S)   NET ASSETS       ASSETS
              RATIOS ASSUMING NO VOLUNTARY WAIVER
                 OF FEES OR EXPENSE LIMITATIONS
              -----------------------------------
                  RATIO OF                 RATIO OF NET
NET INCREASE     EXPENSES TO            INVESTMENT LOSS TO
IN NET ASSET     AVERAGE NET               AVERAGE NET
   VALUE           ASSETS                     ASSETS
   $0.62        $10.62     6.20%(d)    10.12%(d)  $25,851       1.90%(c)      (0.49)%(c)
    0.62         10.62     6.20(d)     10.12(d)       248       2.40(c)       (0.64)(c)
    0.62         10.62     6.20(d)     10.12(d)        98       2.40(c)       (0.66)(c)
    0.63         10.63     6.30(d)     10.12(d)    10,630       1.40(c)        0.99(c)
    0.62         10.62     6.20(d)     10.12(d)         2       1.90(c)        0.56(c)
 ----------------------------------------------------------------------------------------
                              5.54%(c)                  (4.13)%(c)
                              6.04(c)                   (4.28)(c)
                              6.04(c)                   (4.30)(c)
                              5.04(c)                   (2.65)(c)
                              5.54(c)                   (3.08)(c)
 ----------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Small Cap Fund (the "Fund"). At July 31, 1998, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the last sale price on valua-tion date or, if no sale occurs, the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obli-gations maturing in sixty days or less are valued at amortized cost. Re-stricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on ap-preciated foreign securities.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. The Fund may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 G. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are generally allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans. Service shares sepa-rately bear a service class fee payable monthly to service organizations for their services.

 H. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are amortized on a straight-line basis over a period of five years.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 I. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 J. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 3. AGREEMENTS

 Goldman Sachs Asset Management International ("GSAM International"), a sepa-rate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM International is enti-tled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.
   For the period ended July 31, 1998, GSAM International has agreed to waive approximately $4,000 of its management fee. GSAM International may discon-tinue or modify these waivers and limitations in the future at its discre-tion.
   For the period ended July 31, 1998, Goldman Sachs voluntarily agreed to re-duce or limit certain "Other Expenses" for the Fund (excluding management, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordi-nary expenses) to the extent such expenses exceeded .30% of the average daily net assets of the Fund. For the period ended July 31, 1998, Goldman Sachs has reimbursed approximately $137,000. At July 31, 1998 approximately $89,000 is owed to the Fund. Effective September 1, 1998, this expense limitation has been modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge imposed and has advised the Fund that it retained approximately $188,000 during the period ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plans equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $22,000, $4,000, $3,000 and $15,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended July 31, 1998, were $31,136,072 and $1,754,312, respectively.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the period ended July 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended July 31, 1998 is as follows(a):

                       FOR THE PERIOD ENDED JULY 31, 1998
                                                     -------
                                 SHARES             DOLLARS
 -----------------------------------------------------------
 CLASS A SHARES
 Shares sold                  2,435,135     $    25,640,745
 Shares repurchased                (764)             (8,021)
                                                     -------
                              2,434,371          25,632,724
 -----------------------------------------------------------
 CLASS B SHARES
 Shares sold                     23,362             236,452
 Shares repurchased                 (19)               (200)
                                                     -------
                                 23,343             236,252
 -----------------------------------------------------------
 CLASS C SHARES
 Shares sold                      9,186              95,336
                                                     -------
                                  9,186              95,336
 -----------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                  1,000,000          10,000,000
                                                     -------
                              1,000,000          10,000,000
 -----------------------------------------------------------
 SERVICE SHARES
 Shares sold                        150               1,499
                                                     -------
                                    150               1,499
 -----------------------------------------------------------
 NET INCREASE                 3,467,050  $       35,965,811
 -----------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs
International Small Cap Fund

THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs International Small Cap Fund,you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
  With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
  Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
  Goldman, Sachs & Co.excels in understanding,monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs International Small Cap Fund provides investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital growth, primarily through equity securities of smaller capitalization companies located outside of the United States.

Target Your Needs

The Goldman Sachs International Small Cap Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge./*/ (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION


Higher Risk/Return                                         Lower Risk/Return
----------------------------------------------------------------------------
   INTERNATIONAL EQUITY           DOMESTIC        FIXED           MONEY
   .  Goldman Sachs               EQUITY          INCOME          MARKET
      International
      Small Cap
      Fund


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

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004


TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.


(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use: September 30, 1998

INTLSMCAPSAR /20K/9-98